Dime Community Bancshares, Inc.

        Stock Options Assumed Pursuant to section 1.6(b) of the Agreement and Plan of Merger Dated July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial
                Bancorp, Inc.

        Option Conversion Certificate




Peter S. Russo                 ###-##-####
Name of Option Holder   Social Security Number

58 Ridge Road
Street Address

East Williston                  NY              11596
City                         State            ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Financial Bancorp, Inc. ("FIBC Options") granted to the Continuing Option Holder named above by Financial Bancorp, Inc. ("FIBC") and outstanding at the Effective Time of the merger of FIBC into Dime Community Bancshares, Inc. ("DCB") have been converted into options to purchase common stock of DCB ("Converted Options") pursuant to section 1.6(b) of the Agreement and Plan of Merger dated as of July 18, 1998, by and between DCB and FIBC (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.



                             (A)           (B)
FIBC OPTION
Grant Date:                1/26/95      6/17/97
Class of Optioned Shares   Common       Common
No. of Shares              10,925        5,925
Exercise Price Per Share    $9.44       $17.00
Option Type (ISO or NQSO)    NQSO         NQSO

Plan (Employee or Director)Director    Director
Option Expiration Date     1/26/05      6/17/07

CONVERTED OPTION
Class of Optioned Shares*  Common        Common
No. of Shares*             19,973        10,832
Exercise Price Per Share*   $5.17         $9.30
Option Type (ISO or NQSO)    NQSO          NQSO
Option Expiration Date    1/26/05       6/17/07
      *Subject  to  adjustment   as  provided  in  the  General  Terms  and
Conditions.

By signing where indicated below, DCB grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated January 21, 1999 pursuant to which shares of common stock of DCB which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersede, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her FIBC Options.

Dime Community Bancshares, Inc.                  Option Holder


By

Name:   _________________________

Title:  _________________________

        Dime Community Bancshares, Inc.

        Stock Options Assumed Pursuant to section 1.6(b) of the Agreement and Plan of Merger Dated July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial Bancorp, Inc.

        Option Conversion Certificate




Dominick L. Segrete                     ###-##-####
Name of Option Holder           Social Security Number

106 New Market Road
Street Address

   Garden City                  NY              11530
    City                     State            ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Financial Bancorp, Inc. ("FIBC Options") granted to the Continuing Option Holder named above by Financial Bancorp, Inc. ("FIBC") and outstanding at the Effective Time of the merger of FIBC into Dime Community Bancshares, Inc. ("DCB") have been converted into options to purchase common stock of DCB ("Converted Options") pursuant to section 1.6(b) of the Agreement and Plan of Merger dated as of July 18, 1998, by and between DCB and FIBC (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                             (A)
FIBC OPTION
Grant Date:                1/26/95
Class of Optioned Shares   Common
No. of Shares              10,925
Exercise Price Per Share    $9.44
Option Type (ISO or NQSO)    NQSO

Plan (Employee or Director)Director
Option Expiration Date     1/26/05

CONVERTED OPTION
Class of Optioned Shares*  Common
No. of Shares*             19,973
Exercise Price Per Share*   $5.17
Option Type (ISO or NQSO)    NQSO
Option Expiration Date    1/26/05
      *Subject   to  adjustment  as  provided  in  the  General  Terms  and
Conditions.

By signing where indicated below, DCB grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated January 21, 1999 pursuant to which shares of common stock of DCB which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersede, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her FIBC Options.

Dime Community Bancshares, Inc.                         Option Holder


By

Name:   _________________________

Title:  _________________________

        Dime Community Bancshares, Inc.

        Stock Options Assumed Pursuant to section 1.6(b) of the Agreement and Plan of Merger Dated July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial
            Bancorp, Inc.

        Option Conversion Certificate




Raymond M. Calamari                     ###-##-####
Name of Option Holder             Social Security Number

5 Orchard Street
Street Address

   Glen Head                    NY              11545
    City                      State            ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Financial Bancorp, Inc. ("FIBC Options") granted to the Continuing Option Holder named above by Financial Bancorp, Inc. ("FIBC") and outstanding at the Effective Time of the merger of FIBC into Dime Community Bancshares, Inc. ("DCB") have been converted into options to purchase common stock of DCB ("Converted Options") pursuant to section 1.6(b) of the Agreement and Plan of Merger dated as of July 18, 1998, by and between DCB and FIBC (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                             (A)
FIBC OPTION
Grant Date:                10/22/96
Class of Optioned Shares   Common
No. of Shares               5,000
Exercise Price Per Share   $14.25
Option Type (ISO or NQSO)    NQSO

Plan (Employee or Director)Director
Option Expiration Date     10/22/06

CONVERTED OPTION
Class of Optioned Shares*  Common
No. of Shares*              9,141
Exercise Price Per Share*   $7.80
Option Type (ISO or NQSO)    NQSO
Option Expiration Date    10/22/06
      *Subject  to  adjustment  as  provided  in  the   General  Terms  and
Conditions.

By signing where indicated below, DCB grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated January 21, 1999 pursuant to which shares of common stock of DCB which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersede, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her FIBC Options.

Dime Community Bancshares, Inc.                         Option Holder


By

Name:   _________________________

Title:  _________________________

        Dime Community Bancshares, Inc.

        Stock Options Assumed Pursuant to section 1.6(b) of the Agreement and Plan of Merger Dated July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial
             Bancorp, Inc.

        Option Conversion Certificate

  Frank S. La tawiec                     ###-##-####
Name of Option Holder             Social Security Number

10 Smith Street
Street Address

   Glen Head                    NY              11545
    City                      State           ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Financial Bancorp, Inc. ("FIBC Options") granted to the Continuing Option Holder named above by Financial Bancorp, Inc. ("FIBC") and outstanding at the Effective Time of the merger of FIBC into Dime Community Bancshares, Inc. ("DCB") have been converted into options to purchase common stock of DCB ("Converted Options") pursuant to section 1.6(b) of the Agreement and Plan of Merger dated as of July 18, 1998, by and between DCB and FIBC (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.



                             (A)          (B)             (C)
FIBC OPTION
Grant Date:               12/21/95      2/18/97         6/17/97
Class of Optioned Shares   Common       Common           Common
No. of Shares               5,000        24,000           9,000
Exercise Price Per Share   $13.50        $18.00          $17.00
Option Type (ISO or NQSO)    NQSO         ISO               ISO
Plan (Employee or Director)Director     Employee        Employee
Option Expiration Date    12/21/05       2/18/07        6/17/07

CONVERTED OPTION
Class of Optioned Shares*   Common       Common           Common
No. of Shares*              9,141         43,876         16,453
Exercise Price Per Share*   $7.39          $9.85          $9.30
Option Type (ISO or NQSO)    NQSO           NQSO           NQSO
Option Expiration Date    12/21/05       2/18/07        6/17/07
      *Subject  to  adjustment  as  provided  in  the   General  Terms  and
Conditions.

By signing where indicated below, DCB grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated January 21, 1999 pursuant to which shares of common stock of DCB which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersede, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her FIBC Options.

Dime Community Bancshares, Inc.                         Option Holder


By

Name:   _________________________

Title:  _________________________

        Dime Community Bancshares, Inc.

        Stock Options Assumed Pursuant to section 1.6(b) of the Agreement and Plan of Merger Dated July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial
             Bancorp, Inc.

        Option Conversion Certificate


P. James O'Gorman                       ###-##-####
Name of Option Holder             Social Security Number

331 Deer Track Lane
Street Address

Valley Cottage                  NY              10989
City                          State            ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Financial Bancorp, Inc. ("FIBC Options") granted to the Continuing Option Holder named above by Financial Bancorp, Inc. ("FIBC") and outstanding at the Effective Time of the merger of FIBC into Dime Community Bancshares, Inc. ("DCB") have been converted into options to purchase common stock of DCB ("Converted Options") pursuant to section 1.6(b) of the Agreement and Plan of Merger dated as of July 18, 1998, by and between DCB and FIBC (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.

                            (A)          (B)        (C)

FIBC OPTION
Grant Date:              1/26/95      2/18/97    6/17/97
Class of Optioned Shares  Common       Common     Common
No. of Shares                200       16,000      6,000
Exercise Price Per Share   $9.44       $18.00     $17.00
Option Type (ISO or NQSO)   NQSO          ISO        ISO

Plan (Employee or Director)Employee   Employee  Employee
Option Expiration Date   1/26/05      2/18/07    6/17/07

CONVERTED OPTION
Class of Optioned Shares* Common       Common     Common
No. of Shares*               365       29,251     10,969
Exercise Price Per Share*  $5.17        $9.85      $9.30
Option Type (ISO or NQSO)   NQSO         NQSO       NQSO
Option Expiration Date   1/26/05      2/18/07    6/17/07
      *Subject  to  adjustment  as  provided  in  the   General  Terms  and
Conditions.

By signing where indicated below, DCB grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated January 21, 1999 pursuant to which shares of common stock of DCB which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersede, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her FIBC Options.

Dime Community Bancshares, Inc.                         Option Holder


By

Name:   _________________________

Title:  _________________________

        Dime Community Bancshares, Inc.

        Stock Options Assumed Pursuant to section 1.6(b) of the Agreement and Plan of Merger Dated July 18, 1998 by and between Dime Community Bancshares, Inc. and Financial
            Bancorp, Inc.

        Option Conversion Certificate




Valerie M. Swaya                        ###-##-####
Name of Option Holder   Social Security Number

222 Grand Street, Unit 3G
Street Address

     Hoboken                    NJ              07030
     City                    State             ZIP Code

This Option Conversion Certificate sets forth the terms and conditions on which options to purchase common stock of Financial Bancorp, Inc. ("FIBC Options") granted to the Continuing Option Holder named above by Financial Bancorp, Inc. ("FIBC") and outstanding at the Effective Time of the merger of FIBC into Dime Community Bancshares, Inc. ("DCB") have been converted into options to purchase common stock of DCB ("Converted Options") pursuant to section 1.6(b) of the Agreement and Plan of Merger dated as of July 18, 1998, by and between DCB and FIBC (the "Merger Agreement"). Below are specific terms and conditions applicable to this Converted Option. Attached as Exhibit A are its general terms and conditions.



                                 (A)

FIBC OPTION
Grant Date:                   6/17/97
Class of Optioned Shares       Common
No. of Shares                   4,000
Exercise Price Per Share       $17.00
Option Type (ISO or NQSO)         ISO
Plan (Employee or Director)  Employee
Option Expiration Date        6/17/07

CONVERTED OPTION
Class of Optioned Shares*      Common
No. of Shares*                  7,312
Exercise Price Per Share*       $9.30
Option Type (ISO or NQSO)        NQSO
Option Expiration Date        6/17/07
      *Subject  to  adjustment  as  provided  in  the   General  Terms  and
Conditions.

By signing where indicated below, DCB grants this Converted Option upon the specified terms and conditions, and the Option Holder (1) acknowledges receipt of this Option Conversion Certificate, including Exhibit A and Appendices A and B thereto, and agrees to observe and be bound by the terms and conditions set forth herein,(2) acknowledges receipt of the Prospectus dated January 21, 1999 pursuant to which shares of common stock of DCB which may be acquired upon exercise of Converted Options are being offered and (3) agrees that this Option Conversion Certificate and the attached Exhibit A (and Appendices A and B attached thereto) supersede, in their entirety, any and all prior terms and conditions, agreements, understandings and arrangements, whether or not in writing, with respect to his or her FIBC Options.

Dime Community Bancshares, Inc.                         Option Holder


By

Name:   _________________________

Title:  _________________________

                                                            EXHIBIT A
        Dime Community Bancshares, Inc.
        Stock Options Granted Pursuant to section 1.6(b) of the Agreement and Plan of Merger, dated July 18, 1998
By and Between Dime Community Bancshares, Inc. and Financial Bancorp, Inc.

General Terms and Conditions

Section 1.      Applicability.

This Exhibit A establishes the general terms and conditions applicable to all options to purchase Common Stock, par value $.01 per share, of Dime Community Bancshares, Inc. ("DCB Common Stock") that have been granted by Dime Community Bancshares, Inc. ("DCB") pursuant to section 1.6(b) of the Agreement and Plan of Merger, dated July 18, 1998, by and between DCB and Financial Bancorp, Inc. (the "Merger Agreement") in substitution for options to purchase common stock of Financial Bancorp, Inc. ("FIBC Common Stock") outstanding under the Financial Bancorp, Inc. 1995 Incentive Stock Option Plan (the "FIBC ISO Plan"), as amended, or the Financial Bancorp, Inc. 1995 Stock Option Plan for Outside Directors (the "FIBC Outside Directors Plan"), as amended, at the Effective Time of the merger of Financial Bancorp, Inc. ("FIBC") with and into DCB pursuant to the Merger Agreement (the "Effective Time"). For purposes of this Exhibit A and the Option Conversion Certificate to which it is attached, options to purchase FIBC Common Stock that are outstanding at the Effective Time are referred to as "FIBC Options," the options to purchase DCB Common Stock that are granted in substitution therefor are referred to as "Converted Options," and the undersigned individual shall be referred to as the "Option Holder." This Exhibit A, together with the Option Conversion Certificate to which it is attached, constitute an Option Conversion Agreement containing all of the terms and conditions of the Converted Options and supersede in their entirety all of the terms and conditions of the FIBC ISO Plan or the FIBC Outside Directors Plan, as the case may be, and any other agreements, understandings or arrangements, whether or not in writing, evidencing or pertaining to any FIBC Option.

Section 2.      DCB Common Stock Subject to Converted Option.

The maximum number of shares of DCB Common Stock which may be purchased upon exercise of a Converted Option is the number shown on the Continuing Option Holder's Option Conversion Certificate. The number of shares of DCB Common Stock which may be purchased upon exercise of the Converted Option at any time is the maximum number shown on the Continuing Option Holder's Option Conversion Certificate reduced by one share for each share of DCB Common Stock as to which the Converted Option has previously been exercised.

Section 3.      Incentive Stock Option Treatment - Options Under  the  FIBC
ISO Plan.

The FIBC Options granted under the FIBC ISO Plan, designated as "incentive stock options" ("ISOs") on the Option Holder's Stock Option Certificate, were intended be ISOs within the meaning of section 422 of the Internal
Revenue Code of 1986 ("Code") to be the maximum permissible extent. The Option Holder acknowledges that if his or her FIBC Option was designated as an ISO, as a result of the conversion of the FIBC Option and the terms and conditions herein, the Converted Option may not be an ISO and may be treated as a non-qualified stock option under the Code after the date of this Agreement, including for purposes of income tax withholding, and that he is aware of the tax consequences.

Section 4.      Option Period.

The Options shall expire one hundred and twenty (120) months following the date of grant unless sooner exercised.

Section 5.      Exercise Price.

During the Option Period, the Option Holder shall have the right to purchase all or any portion of the DCB Common Stock then available for purchase upon exercise of the Converted Option at the Exercise Price per Share specified for the Converted Option on the Stock Option Certificate.

Section 6.      Method of Exercise.

(a) The Option Holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the optioned DCB Common Stock. The Option Holder shall exercise such right by:

(i) giving written notice to DCB, in the form attached hereto as Appendix A; and

(ii) delivering to DCB full payment of the Exercise Price for the Common Stock to be purchased, with such payment made in cash or by check, or in whole or in part, through the surrender of shares of Common Stock, which shares will be valued at Fair Market Value (as defined below) on the date of the exercise of the Option.

(b) Fair Market Value, when used in connection with Common Stock on a certain date, shall mean:

(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

(ii) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if subsections (a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

(c) The exercise price, upon the election of the Option Holder, may be paid by such Option Holder's broker-dealer if such broker-dealer is to be repaid with the proceeds of the sale of a portion of the shares of Common Stock underlying the exercised options as permitted under Rule 16b-6(b) of the Securities Exchange Act of 1934, as amended ("Cashless Exercise").

(d) The Option Holder shall not be entitled to any rights as a stockholder with respect to shares of Common Stock being acquired pursuant to the exercise of the Option unless and until certificates evidencing such Common Stock are issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificates are issued except as provided in Section 8.

Section 7.      Stock Appreciation Rights.

The Option Holder shall have no right to receive from DCB any cash payment in full or partial settlement of his rights in, to or under a Converted Option.

Section 8.      Dilution and Other Adjustments.

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, proportionate and equitable adjustments to the Option shall be made to the number of shares of Common Stock covered by the Option and to the Exercise Price per share covered by the Option to prevent dilution or enlargement of the rights of the Option Holder.

Section 9.      Delivery and Registration of DCB Common Stock.

The obligation of DCB to deliver DCB Common Stock pursuant to any Converted Option shall, if the Compensation Committee of Dime Community Bancorp, Inc. (the "DCB Committee") so requests, be conditioned upon the receipt of a representation as to the investment intention of the person to whom such DCB Common Stock is to be delivered, in such form as the DCB Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the DCB Common Stock or upon the occurrence of any other event eliminating the necessity of such representation. DCB shall not be required to deliver any DCB Common Stock under this Agreement prior to (a) the admission of such DCB Common Stock to listing on any stock exchange on which DCB Common Stock may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the DCB Committee shall determine to be necessary or advisable.

Section 10.     Administration.

(a) Each Converted Option shall be administered by the members of the DCB Committee.

(b) The DCB Committee is authorized to construe and interpret the Converted Option and this Option Conversion Agreement to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Converted Options. Subject to the terms and conditions hereof, the DCB Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Converted Options including, without limitation, correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Converted Options and/or the terms and conditions contained in this Option Conversion Agreement. The DCB Committee may designate persons other than members of the DCB Committee to carry out the day-to-day ministerial administration of the Converted Options under such conditions and limitations as it may prescribe. The DCB Committee's determinations need not be uniform and may be made selectively among Option Holders, whether or not such Option Holders are similarly situated. Any determination, decision or action of the DCB Committee in connection with the construction, interpretation, administration, implementation or maintenance of any Converted Option shall be final, conclusive and binding upon all Option Holders and any person(s) claiming under or through any Option Holders.

Section 11.     No Right to Continued Service.

Nothing herein nor any action of the Board of Directors of DCB or of the DCB Committee with respect to a Converted Option shall be held or construed to confer upon the Option Holder any right to a continuation of service by DCB or any direct or indirect subsidiary thereof. The Option Holder may be dismissed or otherwise dealt with as though this Converted Option or the related FIBC Option did not exist.

Section 12.     Taxes.

Where any person is entitled to receive shares of DCB Common Stock pursuant to the exercise of the Converted Option granted hereunder, DCB shall have the right to require such person to pay to DCB the amount of any tax which DCB is required to withhold with respect to such shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of DCB Common Stock to cover the amount required to be withheld.

Section 13.     Notices.

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)     If to DCB:

Dime Community Bancshares, Inc.
209 Havermeyer Street
Brooklyn, NY   11211
Attention: President

(b) If to the Option Holder, to the Option Holder's address as shown on the Stock Option Certificate or specified in any subsequent notice to DCB.

Section 14.     Restrictions on Transfer.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 15.     Successors and Assigns.

The Option Conversion Agreement shall inure to the benefit of and shall be binding upon DCB and the Option Holder and their respective heirs, successors and assigns.

Section 16.     Construction of Language.

Whenever appropriate in the Exhibit A, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Exhibit A, unless the context clearly indicates otherwise.


Section 17.     Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable conflicts of law.

Section 18.     Amendment.

This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supercedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

        Appendix A to Option Conversion Agreement
        Stock Options Granted Pursuant to section 1.6(b)
        of the Agreement and Plan of Merger, dated as of the 18th day of July, 1998
        By  and  between Dime Community  Bancshares,  Inc.   and  Financial
Bancorp, Inc.
        Notice of Exercise of Stock Option


Use this Notice to inform the DCB Committee administering the Stock Options granted pursuant to section 1.6(b) of the Agreement and Plan of Merger dated as of the 18th day of July, 1998 by and between Dime Community Bancshares, Inc. and Financial Bancorp, Inc. that you are exercising your right to purchase shares of Common Stock of Dime Community Bancshares, Inc. ("DCB") pursuant to an option ("Converted Option") granted under the FIBC ISO Plan or the FIBC Outside Directors Plan. If you are not the person to whom the Option was granted ("Option Recipient"), you must attach to this Notice proof of your right to exercise the Option granted under the Option Conversion Agreement entered into by DCB and the Option Recipient ("Option Conversion Agreement"). This Notice should be personally delivered or mailed by certified mail, return receipt requested to: Dime Community Bancshares, Inc., 209 Havemeyer Street, Brooklyn, NY 11211, Attention:
President. The effective date of the exercise of the Option shall be the earliest date practicable following the date this properly completed Notice is received by DCB, but in no event more than three business days after such date ("Effective Date"). Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Option Conversion Agreement. This Notice is subject to all of the terms and conditions of the Option Conversion Agreement.

OPTION INFORMATION     Identify below the Option that you are exercising by
providing the following information from the Option Conversion Agreement.

Name of Option Holder:
_________________________________________________________
Option Grant Date:
____________________, __________      Exercise Price per share:$_____.____
(Month and Day)        (Year)

EXERCISE PRICE    Compute  the  Exercise Price below and select a method of
payment.

Total Exercise Price________________ x $__________.______ = $____________
                  (No.  of  Shares)     (Exercise  Price)        Total
                                                            Exercise Price

Method of Payment         [check  and  complete one or more; you may select
(a) or (b), or a combination thereof, or (c). If you choose to pay the exercise price with a combination of (a) and (b), the sum of the amounts shown in (a) and (b) must equal the total Exercise Price shown above]



(a)
o
I enclose a certified check, money order, or bank draft payable to the order of Dime Community Bancshares, Inc. in the amount of the Total Exercise Price.
$



(b)
o
I enclose Shares of Common Stock already owned by the Option Holder duly endorsed for transfer to Dime Community Bancshares, Inc. with all necessary stock transfer stamps attached and having a Fair Market Value of
 .
$



(c)
o
I authorize _____________________ [enter name of brokerage firm] to sell, pursuant to a "cashless exercise," such Shares subject to the Option having
a Fair Market Value of                 .
$

ISSUANCE OF CERTIFICATES
        I hereby direct that the stock certificates representing the shares of DCB Common Stock purchased pursuant to section 2 above be issued to the following person(s) in the amount specified below:


Name and Address
Social Security No.
 No. of Shares



            -          -




            -          -



WITHHOLDING ELECTIONS For Employee Option Recipients only. Beneficiaries and Outside Directors should not complete.
        I understand that I am responsible for the amount of federal, state and local taxes required to be withheld with respect to the shares of DCB Common Stock to be issued to me pursuant to this Notice, but that I may request DCB to retain or sell a sufficient number of such shares to cover the amount to be withheld. I hereby request that any taxes required to be withheld be paid in the following manner [check one]:





o
With a certified or bank check that I will deliver to DCB on or before the Effective Date of my Option exercise.



o
With the proceeds from a sale of Shares of DCB Common Stock that would otherwise be distributed to me.



o
Retain Shares of DCB Common Stock that would otherwise be distributed to me.


I understand that the withholding elections I have made on this form are not binding on the DCB Committee, and that the DCB Committee will decide the amount to be withheld and the method of withholding and advise me of its decision prior to the Effective Date. I further understand that the DCB Committee may request additional information or assurances regarding the manner and time at which I will report the income attributable to the distribution to be made to me.

        I further understand that if I have elected to have shares of DCB Common Stock sold to satisfy tax withholding, I may be asked to pay a minimal amount of such taxes in cash in order to avoid the sale of more shares of DCB Common Stock than are necessary.


COMPLIANCE WITH TAX AND SECURITIES LAWS

S
I
GN
H
E
RE
I understand that I must rely on, and consult with, my own tax and legal counsel (and not Dime Community Bancshares, Inc.) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice. I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the sale (including a sale pursuant to a "cashless exercise") or other disposition of shares of DCB Common Stock issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.

___________________________________________________________________________
             _____________________________
                                             Signature
Date

_________________________________________________________________________
_________________________________________________________________________
        Address
         Internal Use Only


Dime Community Bancshares, Inc.

Received  [check one]:      By Hand             By Mail Post Marked

        _______________________________
        Date of Post Mark

By
_______________________________
Authorized Signature    Date of Receipt

        Appendix B to Stock Option Conversion Agreement
        Stock Options Granted Pursuant to section 1.6(b) of the Agreement and Plan of Merger, Dated as of the 18th Day of
July, 1998
        By  and  Between  Dime Community  Bancshares,  Inc.  and  Financial
Bancorp, Inc.
        Beneficiary Designation Form




GENERAL
INFORMATION

Use this form to designate the Beneficiary(ies) who may exercise Converted Options outstanding to you at the time of your death under the Option Conversion Agreement dated January 21, 1999 between Dime Community Bancshares, Inc. and the Option Holder named below.


Name of Person
Making Designation

Social Security Number _______-_____-__________

Name of
Option Holder

Social Security Number _______-_____-__________




BENEFICIARY
DESIGNATION
Complete sections A and B. If no percentage shares are specified, each Beneficiary in the same class (primary or contingent) shall have an equal share. If any designated Beneficiary predeceases you, the shares of each remaining Beneficiary in the same class (primary or contingent) shall be increased proportionately.



A PRIMARY BENEFICIARY(IES). I hereby designate the following person(s) as my primary Beneficiary(ies) under the Option Conversion Agreement, reserving the right to change or revoke this designation at any time prior to my death:


Name
Address
Relationship
Birthdate
Share






        %






        %






        %
Total   =       100%

B CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) under the Option Conversion Agreement to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death as to all outstanding Converted Options:


Name
Address
Relationship
Birthdate
Share






        %






        %






        %
Total   =       100%


S
I
G
N
H
E
R
E
I understand that this Beneficiary Designation shall be effective only if properly completed and received by the Corporate Secretary of Dime Community Bancshares, Inc. prior to my death, and that it is subject to all of the terms and conditions of the Option Conversion Agreement. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Converted Options.



Your Signature                                                  Date


         Internal Use Only


This Beneficiary Designation was received by Dime Community Bancshares, Inc. on the date indicated.





By
Authorized Signature    Date

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